                                                                EXHIBIT 10.3


                                 LOAN AGREEMENT

     KENWOOD RESTAURANT LIMITED PARTNERSHIP, an Ohio limited partnership ("Borrower"), and PNC BANK, OHIO, NATIONAL ASSOCIATION, a national banking association ("Lender"), hereby agree as follows:

     1. DEFINITIONS. The following terms as used herein will have the following meanings:

          1.1 AGREEMENT. This Loan Agreement, including any amendments, extensions, renewals or modifications made thereto from time to time.

          1.2 ATTORNEYS' FEES. The reasonable value of the services (and all costs and expenses related thereto) of the attorneys (and all paralegals and other staff employed by such attorneys) employed by Lender from time to time to:
(i) take any action in or with respect to any suit or proceedings (bankruptcy or otherwise) relating to the Collateral or this Agreement; (ii) protect, collect, lease or sell, any of the Collateral; (iii) attempt to enforce any lien on any of the Collateral or to give any advice with respect to such enforcement; (iv) enforce any of Lender's rights to collect any of the Obligations; and (v) give Lender advice with respect to this Agreement, including but not limited to with respect to any default or to prepare any amendments, restatements, or waivers to this Agreement or any of the documents executed in connection with any of the Obligations.

          1.3 BUDGET. The detailed for the construction and development costs of the Project, including site improvements, buildings and other improvements, interest expense, professional fees, and all other costs incurred in connection with the Project, broken down into expense categories and showing a projected expenditure for each category. A copy of the Budget is attached hereto as Exhibit A.

          1.4 CLOSING. The execution and delivery of the documents listed on the Closing Memo.

          1.5  CLOSING DATE.  The date on which this Agreement is executed.

          1.6 CLOSING MEMO. The Closing Memorandum between Borrower and Lender in connection with the transactions represented by this Agreement.

          1.7 COLLATERAL. Any property, real or personal, tangible or intangible, now or in the future securing the Obligations, including but not limited to the Collateral secured by the Security Documents.

          1.8 COMPLETION DATE. For purposes of this Agreement, the completion date will be December 31, 1996, by which date Borrower will have complied with the requirements contained in the Section of this Agreement entitled Requirements Prior to Final Disbursement.

          1.9 CURRENT FINANCIAL STATEMENTS. For purposes of making the representations and warranties contained in Section 5, the following financial statements of Borrower: (none for current year), and the following financial statements of Guarantor: (dated June 30, 1996). For purposes of any future date on which the representations and warranties contained in Section 5 are deemed to be remade, the most current financial statements, tax returns or other documents with respect to Borrower or any Guarantor (as applicable) delivered to Lender in accordance with Section 6.

          1.10 DEFAULT RATE. The rate of interest otherwise payable under the Note plus 4% per annum, but not higher than the highest rate permitted under applicable law.

          1.11 ENVIRONMENTAL REPORT. The environmental site assessment of the Property in Proper Form delivered to Lender in connection with the Closing.

          1.12  EVENT OF DEFAULT.  Any of the events listed in Section 8.

          1.13 GUARANTOR(S), Stephen D. King, Kenwood Restaurant, Inc., and any other Person in the future guaranteeing all or any part of the Obligations, jointly and severally.

          1.14 IN BALANCE. When the undistributed proceeds of the Loan equal or exceed the amount necessary, based upon Lender's estimate, in its sole discretion, of the cost of construction from time to time, to pay for all work, labor and materials for the completion of the construction of the Project in accordance with the Plans and Specifications, including the payment of all retainages, the installation of all fixtures, equipment and finishes, and also to pay amounts necessary for the estimated or actual costs of start-up expenses, interest and all other non-construction costs associated with the Project.

          1.15 INDEBTEDNESS. Without duplication: (i) all obligations (including capitalized lease obligations) which in accordance with generally accepted accounting principles would be shown on a balance sheet as a liability;
(ii) all obligations for borrowed money or for the deferred purchase price of property or services; and (iii) all guarantees, reimbursement, payment or similar obligations, absolute, contingent or otherwise, under acceptance, letter of credit or similar facilities.

          1.16 INSPECTOR. The architect, engineer and/or inspector employed by Lender, whether or not a licensed professional, at the expense of Borrower to:
(i) review for Lender the Plans and Specifications, (ii) to review for Lender work performed on and materials furnished in connection with the monthly construction draws for the Project and (iii) advise Lender from time to time regarding the Project.

          1.17  LEASES.  Will have the meaning given that term in the Mortgage.

          1.18 LOAN. The Loan in the amount of $1,000,000 evidenced by the Note, to be used solely for the construction, development and operation of the Project.



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



          1.19 LOAN DOCUMENTS. The documents listed on the Closing Memo and all amendments thereto and restatements thereof.

          1.20 MORTGAGE. The Open-End Mortgage, Assignment of Rents and Leases and Security Agreement (Leasehold Estate) dated August 23, 1996 from Borrower to Lender, and all amendments thereto and restatements thereof, encumbering the Project and securing payment of the Note. The Mortgage is filed in Book 7133, Page 1338, Registered Land Certificate Number 160105, of the Hamilton County, Ohio records, which shall be amended by a certain First Amendment to Open-End Mortgage, Assignment of Rents and Lease and Security Agreement, of even date herewith.

          1.21 NOTE. Borrower's promissory note of even date herewith evidencing the Loan, and all extensions, amendments, modifications and restatements thereof.

          1.22 OBLIGATIONS. All loans, advances, debts, liabilities, obligations, covenants and duties owing to Lender from Borrower of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or under any other agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, participation, purchase, negotiation, discount or otherwise), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising and whether contemplated by Borrower or Lender as of the execution of this Agreement. The term includes, without limitation, all obligations under this Agreement, the Loan, the Note and all charges, expenses, fees, Attorneys' Fees and any other sums chargeable to Borrower under this Agreement or any other agreement with Lender.

          1.23 ORGANIZATIONAL DOCUMENTS. With respect to any Person that is a limited liability company, the articles or certificate of organization and the limited liability company agreement or operating agreement of such limited liability company; with respect to any Person that is a corporation, the articles or certificate of incorporation, and bylaws or regulations of such corporation; with respect to any Person that is a partnership, the partnership agreement establishing such partnership; with respect to any Person that is a joint venture, the joint venture agreement establishing such joint venture; and with respect to any Person that is a trust, the instrument establishing such trust; in each case including any and all modifications thereof as of the date of the Loan Document referring to such Organizational Document, and any and all future amendments thereto and restatements thereof which are consented to by Lender.

          1.24 PERMITTED EXCEPTIONS. Those exceptions listed on the title insurance commitment for the Property delivered in connection with the Closing (and not deleted by the Title Insurance Company in connection with the Closing) and such other exceptions approved from time to time by Lender in writing.



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



          1.25 PERSON. An individual, partnership, joint venture, trust, unincorporated association, corporation, limited liability company or other entity, as applicable.

          1.26 PLANS AND SPECIFICATIONS. The final plans and specifications for the Project, to be submitted to and approved by Lender. The Plans and Specifications, and all modifications thereto made in accordance with this Agreement, the Project when completed in accordance with the Plans and Specifications, and the contemplated use of the Property will be in full compliance in all material respects with all federal, state, and municipal laws, statutes, ordinances, regulations and restrictions affecting the Project, including those dealing with building, zoning, environmental impact, setbacks, safety, pollution control, the Americans with Disabilities Act, and flood area regulation.

          1.27 PROJECT. The retail building to be constructed on the Real Estate in substantial accordance with the Plans and Specifications and all improvements in connection therewith, including but not limited to site improvements, utility services and parking areas.

          1.28 PROPER FORM. Any document that is in form, substance, and, if applicable, executed by a Person, satisfactory to Lender.

          1.29  PROPERTY.  The Property as defined in the Mortgage.

          1.30  REAL ESTATE.  The Real Estate as defined in the Mortgage.

          1.31 RESTAURANT LEASE. The Lease Agreement and Indenture of Lease, each dated November 9, 1994, as amended by a certain First Amendment to Lease dated May 3, 1995, and further amended by a certain Second Amendment to Lease, by and between Philip E. Stevens, Trustee, and Borrower, as now Lessor and Lessee respectively, together with all amendments thereto hereafter expressly approved, in writing, by Lender in accordance with the provisions of this Agreement.

          1.32 REQUEST(S) FOR ADVANCE. A statement in Proper Form of Borrower, and of the architect or professional engineer and the contractor for the Project, in the form of attached Exhibit B or such other form required by Lender which statement will include an AIA Form G702/G703 or such other form required by Lender, accurately reflecting the current status of construction funds, setting forth the amount of the Loan requested to be disbursed and containing such other statements and certifications as Lender may require.

          1.33 SECURITY DOCUMENTS. The agreements, pledges, mortgages, guarantees, or other documents delivered by Borrower or any person or entity to Lender previously, now or in the future to encumber the Collateral in favor of Lender, including but not limited to those listed on the Closing Memo, and all amendments thereto and restatements thereof.

          1.34  SURVEY.  INTENTIONALLY DELETED.




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



          1.35 TITLE COMPANY. The title insurance company acceptable to Lender in its sole discretion that issues the Title Insurance Policy.

          1.36 TITLE INSURANCE POLICY. An ALTA Mortgagee's title insurance policy, including such endorsements as Lender may designate, in Proper Form to be issued by the Title Company in the amount of the Loan insuring the lien of the Mortgage as a first lien on the Property subject only to Permitted Exceptions (the standard exceptions, including those for mechanics liens and survey, being deleted from such policy).

     2.  THE LOAN.

          2.1 THE LOAN. Borrower will borrow from Lender and Lender will lend to Borrower the Loan for the purposes and subject to the terms, provisions and conditions of this Agreement. The Loan will be for the term, bear interest and be payable as provided in the Note.

          2.2 LOAN FEES. Borrower agrees to pay to Lender a construction fee equal to one percent (1%) of the principal amount of the Loan ($10,000) (the "Construction Fee"). The Construction Fee will be paid to Lender at Closing.

          2.3 CLOSING COSTS. Borrower agrees to pay to Lender at Closing a reasonable sum for expenses and Attorneys Fees incurred by Lender in connection with the preparation, execution and delivery of this Agreement and the attendant documents and the consummation of the transactions contemplated hereby together with all recording fees and taxes, tax and title search charges, title insurance premiums and costs, and real property taxes.

          2.4 EXPENSES AND ADVANCES SECURED BY MORTGAGE. All disbursements, advances or payments made by Lender hereunder or under the other Loan Documents will be secured by the Mortgage. Lender and Borrower acknowledge and agree that the Mortgage has been executed and recorded prior to the effective date of this Agreement and the extension of the Loan by and between a Lender and Borrower, and that all disbursements of the Loan in accordance with this Agreement constitute future advances for the purpose of Section 7.1 of the Mortgage and the other provisions thereof. Such disbursements shall be secured by the Mortgage with the original priority entitled thereof, effective the recordation date of the Mortgage. Nothing contained in the Loan Documents shall in any manner affect the original priority entitled of the Mortgage, it being understood that the Loan Documents have been executed in furtherance of the provisions of the Mortgage.

          2.5 ADDITIONAL COSTS. On written demand, together with written evidence of the justification therefor, Borrower agrees to pay Lender all direct costs incurred and any losses suffered or payments made by Lender as a consequence of making the Loan by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of



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
Governors of the Federal Reserve System) on Lender, its holding company or any of their respective assets.

          2.6 MECHANIC'S LIENS. Lender and Borrower acknowledge that construction of the Project commenced approximately during the month of November, 1995 prior to the effective date of this Agreement or the extension of the Loan to Borrower. Nothing herein shall constitute, or be deemed to be, a waiver by Lender of any of the provisions contained in this Agreement as to the obligation to discharge any lien, claim or suit filed with respect to the Project or Borrower's agreement to indemnify and save harmless Lender therefrom as provided in this Section. It shall be the responsibility of Borrower to strictly comply with all the provisions of this Section and the other provisions of this Agreement with respect to the filing of any lien, claim or suit with respect to the Project. Borrower acknowledges and agrees that any mechanic's or other lien filed against the Project or any claim for payment made by any contractor, subcontractor or materialman will be Borrower's sole responsibility to satisfy. Borrower agrees to immediately discharge or to bond-off of record any lien, claim or suit filed against the Project. Borrower further agrees to indemnify and save harmless Lender from all claims, losses, damages and expenses including without limitation, reasonable attorney fees and court costs arising out of any lien, claim or suit filed with respect to the Project or otherwise. In the event that there is a lien or claim for payment filed against the Project, Lender will be entitled to suspend any further disbursements until the same is discharged or bonded in accordance with the Section.

     3.   REQUIREMENT FOR DISBURSEMENTS.

          3.1 REQUIREMENTS FOR INITIAL DISBURSEMENTS. Lender will not be required to make any disbursements under the Loan unless and until Borrower will have furnished or delivered to Lender, in Proper Form, the documents listed on the Closing Memorandum, including but not limited to all the following:

               3.1.1 APPRAISAL. At Borrower's expense, Lender has required an appraisal, indicating the combined aggregate value of the Property following the completion of the Project of not less than $2,250,000. The appraisal reports and procurement process therefor will be made in accordance with the current regulations of the Department of the Treasury, Office of the Comptroller of the Currency, 12 C.F.R., Part 34, Subpart C, Appraisals with respect to the Loan, as the same may be amended. In no event will the loan-to-value ratio with respect to the Loan at any time exceed 50%. Lender will have the right to reappraise the Property and the Project at any time and from time to time: (i) after the occurrence of an Event of Default, (ii) if Lender reasonably believes that the value of the Project has decreased by more than 10% from the last appraisal received by it or (iii) Lender is required to do so by applicable regulatory standards. The appraisal and any reappraisal of the Property will be addressed to Lender. The cost of the appraisal and any reappraisal obtained after the occurrence and during the continuance of an Event of Default will be paid by Lender and immediately reimbursed by Borrower. All other reappraisals elected by Lender will be at Lender's expense. The appraisal and any reappraisal will be in Proper Form and any appraiser will meet all Federal and state standards as well as Lender's internal standards.

               3.1.2 ENVIRONMENTAL. Borrower at its expense will provide a "Phase I" environmental site assessment for the Property in Proper Form. Such report will indicate that the Property is not and has not been affected by the presence of any toxic or hazardous substance or waste, or underground storage tanks, or any other pollutants that could be detrimental to the Project or the Property, or to human health or to the environment, that the Property and is not in violation of any local, state or federal laws or regulations and that no environmental problems exist with respect to the Property. Borrower hereby certifies to Lender that except as disclosed in the Environmental Report: (i) the Property shows no visible signs of the presence of toxic or hazardous substances or water, underground storage tanks, or environmental problems, and
(ii) Borrower has no reason to believe that any such substance or waste, or underground storage tanks or any environmental problems exist. Borrower also will provide evidence satisfactory to Lender, which evidence will be prepared by an environmental engineer approved by Lender, that the Property does not contain any areas which constitute wetlands as that term is defined by applicable federal or state law, and that there has been no unpermitted filling of wetlands at the Property.

               3.1.3 FLOOD INSURANCE. Evidence that the Property is not located in a flood zone. If the Property is located in a flood zone, then Borrower, prior to any disbursement under the Loan for vertical improvements at the Project, Borrower must either (i) provide flood insurance coverage for the Project in Proper Form or (ii) undertake such action necessary to have the location of all improvements at the Property removed from the flood zone.

               3.1.4 EQUITY CONTRIBUTION. Evidence in Proper Form that Borrower has expended its equity requirement for the Project of at least $2,500,000.00 (or such greater amount as indicated by the excess of all costs for the Project as shown on the Budget over the amount of the Loan), including a schedule of costs incurred and paid to meet such equity requirement. Such equity requirement must be expended prior to any advance under the Loan.

               3.1.5 CONSTRUCTION CONTRACT. Provide to Lender executed copies of the contract between the general contractor for the Project and Borrower (the "Construction Contract"), which will be a guaranteed maximum price contract; the general contractor's qualification statement in Proper Form, and assignment and acknowledgment of the assignment, of such contract to Lender; and, if requested by Lender, executed copies of all subcontracts between any general contractors and all of their subcontractors and suppliers, including contracts, subcontracts and purchase orders for all fixtures and equipment to be installed as are required for the completion of the Project. If in the judgment of Lender such contracts do not cover all of the work necessary for completion of the Project, Borrower will cause to be furnished firm bids, estimates and other information satisfactory to Lender, for the work not so covered, to enable Lender to ascertain the total estimated cost of all work to be done.

               3.1.6 INSPECTION REPORT. Lender will receive a report from the Inspector concerning the existing condition of the Property and the status of construction of the Project, construction documentation related to the Project, adequacy of the Budget, the value of the work performed and materials furnished, the construction schedule for the remaining construction work and such other matters as Lender may elect to review, all of which will be satisfactory to Lender in its sole discretion. Lender and/or the Inspector may reinspect the Project from time to time, in Lender's sole discretion at Borrower's expense, to determine among other things, the progress of redevelopment, to verify the percentage of completion and to determine whether the work has been performed in accordance with the Plans and Specifications.

               3.1.7 RESTAURANT LEASE. Evidence that the Restaurant Lease is in full force and effect and the Lessor and Borrower thereunder are in full compliance with the provisions of the Restaurant Lease.

               3.1.8  BONDS.  INTENTIONALLY DELETED.

               3.1.9 STATUS OF CONSTRUCTION. Evidence that the construction of the Project is in full compliance with all applicable local, state and federal laws and the requirements of the Restaurant Lease and that all laborers, suppliers, equipment lessors, contractors and other parties who have furnished materials, labor, work or equipment through September 1996, have been fully paid, except for retainage held by Borrower in accordance with the applicable agreement for such work, labor, materials and equipment.

          3.2 REQUIREMENTS FOR EACH DISBURSEMENT. In addition to the requirements for initial disbursements hereunder, Lender will not be required to make any disbursements under the Loan unless and until it has received a Request for Advance relating to such disbursement and each of the following conditions have been satisfied for each disbursement:

               3.2.1 GENERAL. All warranties and representations made under this Agreement will remain true and correct as of the effective date of the disbursement, and, subject to the terms of the Mortgage with regard to casualty and condemnation, there will have been no condemnation of or material damage to the Property or the Project unless there are available condemnation or insurance proceeds sufficient, in the sole judgment of Lender, to effect the satisfactory restoration of the Project and/or the Property and to permit the completion of the Project prior to the Completion Date, and no Event of Default will have occurred under this Agreement which has not been cured.

               3.2.2 TITLE ENDORSEMENT. Lender will have received an ALTA title endorsement to the Title Insurance Policy in Proper Form increasing the amount of the title insurance on the Property to the amount that will have been disbursed by Lender under the Note after the pending Request for Advance and insuring that the Mortgage is a first lien on the Property subject only to Permitted Exceptions.

               3.2.3 APPROVAL BY INSPECTOR. Lender will have received a certificate from the Inspector stating that the work covered by the Request for Advance has been performed in all material respects in accordance with the Plans and Specifications, that the amount of the Request for Advance is accurate and proper in accordance with this Agreement and that the percentage of the work shown on the Request for Advance has been completed.

               3.2.4  FOUNDATION SURVEY.  INTENTIONALLY DELETED.

               3.2.5  LOAN-IN-BALANCE.  The Loan will be In Balance.

               3.2.6 NOTICE OF FURNISHING. Borrower, and Borrower's designee on the filed Notice of Commencement, will provide to Lender, at the time of each request for disbursement, copies of all Notices of Furnishing received under Ohio Revised Code Section 1311.05. Borrower will provide lien waivers and such other documentation as Lender may reasonably request in Proper Form from all Persons delivering a Notice of Furnishing and any other Persons furnishing labor or materials to the Project.

               3.2.7 BORROWER'S CERTIFICATE: BUDGET. At least 10 business days prior to the date of the requested disbursement, Lender will have received a certificate from Borrower stating that Borrower has paid or actually incurred the construction costs for which the Request for Advance is made, and Lender will have received an updated Budget showing the remaining projected expenditure for each category of construction and development costs of the Project.
Borrower will obtain from each contractor and subcontractor, as requested, and will furnish to Lender bills, invoices, or other written memoranda of services performed or materials supplied by the proposed payee, before being entitled to such disbursement.

               3.2.8 AFFIDAVITS, WAIVERS, ETC. Lender will have received such affidavits, supporting affidavits, certificates of suppliers and lien waivers and releases for the work and materials covered by the Request for Advance from such contractors, subcontractors, suppliers and laborers as Lender may require, together with a certification of Borrower identifying all contractors, subcontractors and suppliers who have performed work on or furnished materials to the Project. Lender further will receive such additional certificates, affidavits and other documents as Lender, from time to time, may require of Borrower in Lender's sole discretion.

          3.3 REQUIREMENTS PRIOR TO FINAL DISBURSEMENT. The following requirements, in addition to the other requirements of this Section 3, will have been met prior to a final disbursement under the Loan:

               3.3.1 COMPLETION OF WORK. The Project will have been substantially completed and equipped in all material respects in accordance with the Plans and Specifications, and the Restaurant Lease, free and clear of mechanics' liens, encumbrances and security interests other than the lien of the Security Documents.

               3.3.2 ARCHITECT AND CONTRACTOR'S CERTIFICATES. Lender will have received written certification from Borrower's architect or professional engineer and general contractor in Proper Form to the effect that the Project has been completed in all material respects in accordance with the Plans and Specifications and the certificate of the architect or professional engineer also will certify that the Project and the Property comply with all applicable zoning ordinances, building and use regulations and codes and has received all licenses, permits and city approvals necessary for the lawful use and operation of the Project and the Property. In addition, Lender may request that such certificates be verified by the Inspector.

               3.3.3 CERTIFICATE OF OCCUPANCY. Borrower will have furnished to Lender unconditional certificates of occupancy for the Project from the governmental authorities having jurisdiction over the Project and Borrower.

               3.3.4 INSURANCE. The builder's risk insurance on the Property will have been converted to casualty and other insurance as required by the Security Documents.

               3.3.5 PERMITS, LICENSES. Borrower will have received all licenses, permits, franchises, authorizations and approvals necessary or desirable in connection with the operation of Borrower's business on the Property, including but not limited to all health department licenses and permits, liquor licenses, and business licenses, and all such licenses, permits, franchises, authorizations and approvals shall be in full force and effect.

               3.3.6 LESSOR APPROVAL. The Lessor under the Restaurant Lease will have approved the Project and all other work involved in the Project and Borrower's conduct of business therein. Further, such Lessor will have provided Lender with an estoppel certificate, in Proper Form, confirming Lessor's acceptance of the Project, Borrower's compliance with the provisions of the Restaurant Lease and such additional matters as Lender may require.

               3.3.7 ADDITIONAL DOCUMENTS. Borrower will have delivered such other information and documentation as Lender may reasonably request.

               3.3.8 FOUNDATION SURVEY. An as-built survey of the Project, in Proper Form, prepared for the benefit of Borrower and Lender.

     4.   DISBURSEMENTS.

          4.1 LENDER'S OBLIGATION TO DISBURSE. Lender agrees, so long as Borrower is in compliance with all conditions precedent to disbursements hereunder and provided the Loan is In Balance and no Event of Default has occurred, to make disbursements of the Loan as provided in the Loan Documents. Amounts disbursed and repaid will not be available for redisbursement to Borrower. Borrower will utilize all disbursements made by Lender hereunder in accordance with the provisions of this Agreement.

          4.2 MONTHLY PAYOUTS. Disbursements of the Loan will be made from time to time upon delivery of a Request for Advance in Proper Form as construction of the Project progresses, but Lender has no obligation to make disbursements more frequently than once in any 30 day period. Each Request for Advance will be delivered to Lender in Proper Form at least 10 business days prior to the requested disbursement date.

        4.3 AMOUNT OF DISBURSEMENT. Disbursements for construction of the Project will be limited to: (a) the cost of all work, materials and labor incorporated into the Project and materials stored on the Property (collectively, "Hard Costs"), which Hard Costs will be determined by Lender or the Inspector, less the Retainage (as described below), the aggregate amount of all previous disbursements for Hard Costs and Borrower's total equity requirement, and (b) 100% of all non-Hard Costs relating to the Project, to the extent provided for in the Budget and supported by invoices not more than 90 days old, less the aggregate amount of all previous disbursements for non-Hard Costs. All disbursements for Hard Costs will be subject to a retainage equal to the greater of (a) 5% or (b) the percentage being withheld in all payments from Borrower to the general contractor for non-Hard Costs. The Retainage will be 5% of Hard Costs. No disbursements will be made for materials or personal property not delivered to the Project. The retained Hard Costs will be disbursed by Lender when the requirements under the Section captioned Requirements Prior to Final Disbursement have been met. All such costs for which disbursement is made will be costs shown for such item on the approved Budget. No disbursements will be made for fees, profit and overhead of Borrower or any contractor. Lender will have no obligation to disburse amounts shown in the Budget as a "contingency" except as Lender may approve from time to time, regardless of the percentage of completion of the Project.

          4.4 DISBURSEMENT THROUGH TITLE COMPANY. Disbursements of proceeds of the Loan, at Lender's election, may be made through the Title Company. Borrower agrees to execute such documents and pay such fees as the Title Company may require to authorize such disbursements.

          4.5 DIRECT PAYMENT OF DISBURSEMENTS. Without liability to Borrower, Lender or the Title Company, at their sole option, may make any or all disbursements directly to any contractor or subcontractor or materialman irrespective of whether there is a dispute between Borrower and contractor as to such payment, and such disbursement will be binding on Borrower. The execution of this Agreement by Borrower constitutes an irrevocable direction and authorization to make such direct disbursements. Notwithstanding the foregoing, Lender at its option may make disbursements to Borrower's construction account with Lender and Borrower will be responsible for making all payments due to any contractor, subcontractor or materialman.

               4.6 ACQUIESCENCE NOT A WAIVER. To the extent that Lender may have acquiesced in noncompliance with any requirements precedent to the disbursement of the proceeds of the Loan, such acquiescence will not constitute a waiver by Lender and Lender at any time after such acquiescence may require Borrower to comply with all such requirements.

          4.7 INTEREST PAYMENTS. Notwithstanding anything to the contrary contained herein, if a disbursement is not properly presented by Borrower and processed by Lender before the tenth day of each month, Lender may, without further authorization, draw on the Loan to pay interest due and payable on the Loan if such interest has not been paid prior to such date.

          4.8 LOAN-IN-BALANCE. Anything in this Agreement to the contrary notwithstanding, it is expressly understood and agreed that the Loan at all times will be In Balance. If for any reason the Loan ceases to be In Balance, regardless of how such condition may be caused, Borrower, within ten (10) days after written request by Lender, will deposit with Lender a sum sufficient to place the Loan In Balance, which deposit will first be exhausted before any further disbursements under the Loan will be made.

     5. WARRANTIES AND REPRESENTATIONS. To induce Lender to make the Loan, Borrower hereby represents and warrants to Lender, and each Request for Advance will constitute a reaffirmation, that as to itself and each Guarantor:

          5.1 ORGANIZATION. It is duly constituted and qualified to transact business in all jurisdictions where required by the conduct of its business or ownership of its assets except where the failure to so qualify would not have a material adverse effect on its condition, financial or otherwise, and has the power and authority to own and operate its assets and to conduct its business as is now done.

          5.2 LATEST FINANCIALS. Its Current Financial Statements as delivered to Lender are true, complete and accurate in all material respects and fairly present its financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the results of its operations for the periods specified therein. The annual financial statements of all business entities included in the Current Financial Statements have been prepared in accordance with generally accepted accounting principles applied consistently with preceding periods subject to any comments and notes contained therein.

          5.3 RECENT ADVERSE CHANGES. Since the dates of its Current Financial Statements, it has not suffered any damage, destruction or loss which has materially and adversely affected its business or assets and no event or condition of any character has occurred which has materially and adversely affected its assets, liabilities, business or financial condition, and it has no knowledge of any event or condition which may materially and adversely affect its assets, liabilities, business, or financial condition.

          5.4 RECENT ACTIONS. Since the dates of its Current Financial Statements, its business has been conducted in the ordinary course and it has not: (i) incurred any obligations or liabilities, whether accrued, absolute, contingent or otherwise, other than liabilities incurred and obligations under contracts entered into in the ordinary course of business and other than liabilities to Lender; (ii) discharged or satisfied any lien or encumbrance or paid any obligations, absolute or contingent, other than current liabilities, in the ordinary course of business; (iii) mortgaged, pledged or subjected to lien or any other encumbrance any of its assets, tangible or intangible, or cancelled any debts or claims except in the ordinary course of business; or (iv) made any loans or otherwise conducted its business other than in the ordinary course.

          5.5 TITLE. It has good and marketable title to the assets reflected on its Current Financial Statements, free and clear from all liens and encumbrances except for: (i) current taxes and assessments not yet due and payable, (ii) liens and encumbrances, if any, reflected or noted on said balance sheet or notes, (iii) any security interests, pledges or mortgages to Lender in connection with the closing of this Agreement, (iv) assets disposed of in the ordinary course of business, and (v) Permitted Exceptions.

          5.6 RESTAURANT LEASE. The Restaurant Lease is a legal, valid and binding obligation of the parties thereto enforceable against them in accordance with its terms and is in full force and effect and Borrower is not, and to Borrower's knowledge the landlord thereunder is not, in default of any term or provision thereof, including without limitation Borrower's compliance with the construction schedule contained therein. There have been no threatened cancellations of the Restaurant Lease nor any material disputes thereunder. A true and complete copy of the Restaurant Lease is attached hereto as Schedule
5.6 and made a part hereof, and there are no modifications, supplements or waivers of any provision contained therein.

          5.7 FRANCHISE AGREEMENT. The License Agreement dated June 28, 1995, by and between Hotel Mexico, Inc., as licensor, and Borrower, as licensee, is in full force and effect, is a legal, valid and binding obligation of the parties thereto enforceable against them in accordance with its terms, and Borrower is not, and to Borrower's knowledge, Hotel Mexico, Inc. is not, in default of any term or provision thereof. A true and complete copy of said Franchise Agreement is attached hereto as Schedule 5.7 and made a part hereof, and there are no modifications, supplements or waivers of any provision contained therein.

          5.8 CONSTRUCTION. From the date of commencement of construction of the Project through the date hereof, the Project has been constructed in all material respects in accordance with the Plans and Specifications and in compliance with all applicable zoning ordinances, building and use regulations and codes, and all other applicable laws and regulations. Neither Borrower nor any Guarantor has received any notice, citation, or other communication from any governmental authority relating to the Project that could reasonably be anticipated to have an adverse effect on the Project or the construction thereof, and there is no basis known to it for any such notices, citations or other communications. To Borrower's knowledge, there have been no material disputes among any contractors, subcontractors, suppliers, materialmen or other similar parties relating to the Project.

          5.9 LITIGATION, ETC. There are no judicial or administrative actions, suits or proceedings (including without limitation any judgments, garnishments or attachments) pending, or to the best of its knowledge, threatened against, affecting or involving it involving a claim in excess of $10,000 and there is no basis known to it for any such actions, suits, proceedings or investigations.

          5.10 TAXES. Except as to taxes not yet due and payable, it has filed all returns and reports that are now required to be filed by it in connection with any federal, state, or local tax, duty or charge levied, assessed or imposed upon it or its property, including unemployment, social security and similar taxes; and all of such taxes have been either paid or adequate reserve or other provision has been made therefor. It has filed for no extension of time for the payment of any tax or for the filing of any tax return.

          5.11 AUTHORITY. It has full power and authority to enter into the transactions provided for in the Loan Documents. The Loan Documents to be executed by it, when executed and delivered by it will constitute the legal, valid and binding obligations of it enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws in effect from time to time affecting the rights of creditors generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in law or in equity).

          5.12 OTHER DEFAULTS. There does not now exist any default or violation by it of or under any of the terms, conditions or obligations of: (i) its Organizational Documents (ii) any indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law or by any governmental authority, court or agency; and the transactions contemplated by this Agreement and the Loan Documents will not result in any such default or violation.

          5.13 NO MECHANIC'S LIENS. Borrower has, as of the date hereof, permitted no work on the Property which could give rise to a lien on the Property, or if such work has commenced, has provided such waivers, indemnities and other information as may be requested by the Title Company so the Title Insurance Policy and the endorsements thereto may be issued without exceptions for mechanics liens.

          5.14 LICENSES, ETC. Borrower has obtained, or will obtain when appropriate as construction progresses, any and all licenses, permits franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business. Borrower possesses adequate licenses, patents, patent applications, copyrights, trademarks, trademark applications, and trade names to continue to conduct its business as heretofore conducted by it, without any conflict with the rights of any other person or entity.

          5.15 REGULATION U. No part of the proceeds of the Loan will be used to purchase or carry any margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System).

          5.16 CLOSING MEMO. The information contained in each of the documents listed on the Closing Memo to be executed or delivered by it or relating to it is complete and correct in all material respects.

          5.17 ACCURACY OF INFORMATION. Neither this Agreement, the Current Financial Statements, nor any certificate, opinion or document furnished or to be furnished to Lender by or on behalf of Borrower or any Guarantor pursuant to or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

     6. AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that as long as the Loan remains outstanding, it will:

          6.1 COSTS AND EXPENSES. Pay all costs and expenses required to satisfy the conditions of this Agreement, including but not limited to all taxes and recording expenses, Lender's Attorneys' Fees, surveys, appraisals, construction inspections, engineering studies, title insurance, title updates, inspection fees, mortgage taxes, real estate taxes, document or intangibles tax, and insurance policy fees.

          6.2 EASEMENTS. Submit to Lender for Lender's approval, all easements, covenants, restrictions or plats affecting the Property, accompanied by a drawing or survey showing the exact location thereof prior to the execution and/or filing thereof and comply with all restrictive covenants and easements affecting the Property.

          6.3 INSPECTIONS. Permit Lender, Inspector and their representatives to enter upon the Project at all reasonable times to inspect the Property and the Project and the construction thereof and all materials, fixtures and articles used or to be used in the construction and to examine all detailed plans, shop drawings, specifications and other records which relate to the Project or the Property and will cooperate, and cause all contractors, subcontractors and materialmen to cooperate, with Lender to enable it to perform its functions hereunder.

          6.4 CONSTRUCTION OF PROJECT. Cause the construction of the Project to be promptly commenced and to be prosecuted with due diligence and continuity, and will substantially complete the same by the Completion Date in all material respects in accordance with the Plans and Specifications.

          6.5 BROKERS. Indemnify and hold harmless Lender from and against all claims of brokers and agents arising by reason of the execution of this Agreement or the consummation of the transactions contemplated hereby, except for claims arising solely from the actions of Lender.

          6.6 CORRECTION OF DEFECTS. Upon demand of Lender, diligently correct all defects in the Project and correct any departures from the Plans and Specifications not approved by Lender, which results in an increase or decrease in the cost of the Project in an amount in excess of $10,000.

          6.7 BOOKS, INFORMATION AND ACCESS TO THE COLLATERAL. Deliver to Lender such information regarding Borrower, the Project, or any Guarantor as Lender may reasonably request and give representatives of Lender access thereto at all reasonable times, including permission to examine, copy and make abstracts from any of such books and records and deliver such other information as it may from time to time reasonably request, and maintain proper books of account and other records and enter therein complete and accurate entries and records of all if its transactions. It will give Lender reasonable access to the Collateral for the purposes of examining the Collateral and verifying its existence. It will make available to Lender for examination copies of any reports, statements or returns which Borrower may make to or file with any governmental department, bureau or agency, federal or state. In addition, it will be available to Lender, or cause its partners or officers or such partners' officers, as applicable, to be available from time to time upon reasonable notice to discuss the status of the Loan, its business and any statements, records or documents furnished or made available to Lender in connection with this Agreement.

          6.8  FINANCIAL STATEMENTS.

               6.8.1 MONTHLY STATEMENTS. Furnish Lender within 30 days after the end of each month internally prepared financial statements of Borrower with respect to such month, which financial statements will: (i) be in reasonable detail and in Proper Form; (ii) include a balance sheet as of the end of such period, profit and loss and surplus statements for such period and a statement of cash flows for such period; (iii) include prior year comparisons; and
(iv) be on a consolidating and consolidated basis for Borrower and for any entity in which Borrower's financial information is consolidated in accordance with generally accepted accounting principles. Following the Completion Date, Borrower will furnish Lender with operating statements of the Project in Proper Form within 30 days after the end of each month.

               6.8.2 ANNUAL STATEMENTS. Furnish Lender within 90 days after the end of each calendar year annual compiled financial statements of Borrower and Kenwood Restaurant, Inc. which, for each such Person, will: (i) include a balance sheet as of the end of such year, profit and loss and surplus statements and a statement of cash flows for such year; and (ii) be in Proper Form.

               6.8.3 FINANCIAL STATEMENTS OF GUARANTOR. Require each Guarantor to furnish Lender a copy of his, her or its filed tax return immediately after such filings are made with the Internal Revenue Service, and provide Lender with a financial statement prepared by the Guarantor or the Guarantor's accountant in form and substance acceptable to Lender.


               6.9 TAXES. Pay and discharge when due all indebtedness and all taxes, assessments, charges, levies and other liabilities imposed upon it, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which it has set aside adequate reserves or made other adequate provision with respect thereto, but any such disputed item will be paid forthwith upon the commencement of any proceeding for the foreclosure of any lien which may have attached with respect thereto, unless Lender has received an opinion in form and substance and from legal counsel acceptable to it that such proceeding is without merit. Borrower will furnish Lender with each federal and state tax return filed for a calendar year within thirty (30) days after filing.

        6.10 OPERATIONS. Continue its business operations in substantially the same manner as at present, except where such operations are rendered impossible by a fire, strike or other events beyond its control; keep its real and personal properties in good operating condition and repair; make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and comply with the provisions of all leases to which it is a party or under which it occupies or holds real or personal property so as to prevent any loss or forfeiture thereof or thereunder.

        6.11 INSURANCE. Comply with the insurance requirements of the Security Documents.

        6.12 COMPLIANCE WITH LAWS. Comply in all material respects with all laws and regulations applicable to it and to the operation of its business, including without limitation those relating to environmental matters, and do all things necessary to maintain, renew and keep in full force and effect all rights, permits, licenses, zoning certificates, clearances and franchises (including but not limited to those relating to a "Hotel Mexico" restaurant) necessary to enable Borrower to continue Borrower's business and construct and operate the Project.

        6.13 ENVIRONMENTAL VIOLATIONS. Immediately notify Lender of any violation by Borrower of any rule, regulation, statute, ordinance, or law relating to public health or the environment, and of complaints or notifications received by Borrower with regard to any environmental or safety and health rule, regulation, statute, ordinance or law.

        6.14 ENVIRONMENTAL AUDIT AND OTHER ENVIRONMENTAL INFORMATION. Provide copies of all environmental reports, audits, studies, data, results, and findings obtained by Borrower from work conducted by it or any other person or entity (including, but not by way of limitation, the United States Environmental Protection Agency and any state Environmental Protection Agency and their agents, representatives, and contractors) on the Property or property adjacent thereto as soon as such reports, audits, studies, data, results, and findings become available to it. If the submissions are considered inadequate or insufficient in order for Lender to adequately consider the status of environmental compliance by it or if the submissions are in error, then Lender may require Borrower, at Borrower's sole expense, to engage an independent engineering firm acceptable to Lender to conduct a complete environmental report, study, finding or audit in as timely a fashion as is reasonably possible. In addition, it will provide Lender with information related to remedial action at the Property or adjacent to the Property as soon as such information becomes available to Borrower (such information will include but not be limited to a copy of the remedial investigation/feasibility study for that property).

        6.15 ACCOUNTS. Until final disbursement of the Loan, Borrower will maintain a construction disbursement account relating to the Project at Lender. Such account will be subject to Lender's normal and customary charges.

          6.16 NOTICE OF DEFAULT. Notify Lender in writing immediately after it knows or has reason to know of the occurrence of an Event of Default.

          6.17 AGREEMENTS. Comply with all the terms of, and take all actions necessary to comply with and keep in full force and effect, the construction contract with the general contractor on the Project and will not terminate or modify any such agreement or release any party thereto without the prior written consent of Lender. Borrower will promptly notify Lender of any claim of breach of default by any party under any such agreement.

          6.18 WARRANTIES. Upon request by Lender from time to time, promptly deliver to Lender a true, correct and complete copy of each warranty, guaranty, project manual, operating instructions, or similar document issued in connection with the Project.

          6.19 CHANGES. Immediately notify Lender of (a) any change in the name under which Borrower conducts business, (b) any change in the location of Borrower's principal place of business, or (c) the opening or closing of any place from which Borrower conducts business.

          6.20 SUBCONTRACTS. Provide to Lender, upon Lender's request, copies of all major subcontracts in connection with the development and construction of the Project and such financial information with respect to such subcontractors under such subcontracts as Lender may reasonably require, all of which subcontracts will be subject to Lender's reasonable approval.

          6.21 LEASES. Comply with all requirements of the Mortgage and the other Loan Documents with respect to the Leases.

          6.22 PUBLICITY. Provided that Borrower is permitted to erect such sign under the Restaurant Lease, permit Lender to erect one or more signs on the Property indicating that Lender is financing the Project, and Borrower will permit Lender to release articles for publicity purposes regarding Borrower and the financing of the Project.

          6.23 USE OF PROPERTY. Use the Property solely as a Hotel Mexico Restaurant in accordance with the Restaurant Lease and the Franchise Agreement.

          6.24 PERFORMANCE OF OBLIGATIONS. Perform each and every obligation of the Restaurant Lease imposed on the Lessee thereunder. Borrower promptly shall furnish Lender with any notice of default received from the Lessor under the Restaurant Lease.

     7. NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that as long as the Loan remains outstanding, Borrower will not:

          7.1 DEBT. Incur any Indebtedness other than: (i) the Loan and any subsequent Indebtedness to Lender; (ii) open account obligations incurred in the ordinary course of business having maturities of less than 90 days; and (iii) except for the rental payable under the Restaurant Lease, rental and lease payments for real or personal property whose aggregate annual rental payments would exceed $25,000.00 when added to Borrower's rental or lease agreements existing on the date hereof.

        7.2 LIENS. Incur, create, assume, become or be liable in any way, or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on the Collateral, other than Permitted Exceptions and utility easements appropriate to the Project.

        7.3 GUARANTEES. Guarantee, endorse or become contingently liable for the obligations of any Person except in connection with the endorsement and deposit of checks in the ordinary course of business for collection.

        7.4 CHANGES. Make: (i) any changes to the Budget, and (ii) changes in the Plans and Specifications or approve orders for extra work which individually or in the aggregate modify the costs of the Project by more than $10,000, without the prior written approval of Lender, and in accordance with, but subject to, that certain Conditional Assignment of Construction Contract of even date herewith, by and among Lender, Borrower and the general contractor for the Project. Any request for change orders will be made on AIA Form G701 and copies submitted promptly to Lender.

        7.5 RESTAURANT LEASE AND FRANCHISE AGREEMENT. Amend any of the terms or provisions of either the Restaurant Lease or Franchise Agreement, or terminate or permit the termination of, either such agreement, without the prior written consent of Lender.

        7.6   INVESTMENTS.   Purchase or hold beneficially any stock, other
securities or evidences of indebtedness of, or make any investment or acquire any interest whatsoever in, any other Person other than short term investments of excess working capital invested in one or more of the following: (i) investments in direct or guaranteed obligations of the United States, or any agencies thereof; (ii) investments in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, provided that such banks or trust companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $25,000,000 and
(iii) investments made by Lender acting on behalf of Borrower.

        7.7 MERGER, ACQUISITION OR SALE OF ASSETS. Without the Lender's consent to be withheld in its sole discretion, merge or consolidate with any other entity, acquire all or substantially all the assets of any Person, or sell, lease or otherwise dispose of any of its assets, except for dispositions in the ordinary course of business.

        7.8 ADVANCES AND LOANS. Lend money, give credit or make advances (other than advances not to exceed $10,000 in the aggregate and other reasonable and ordinary advances to cover reasonable expenses of employees, such as travel expenses) to any Person, including, without limitation, officers, directors, partners, employees or affiliates of Borrower or any Guarantor without the prior written consent of Lender.

        7.9 RELATED ENTITIES. Enter into any partnership or joint venture agreements.

                7.10 TRANSFER OF COLLATERAL. Transfer, or permit the transfer, to another location of any of the Collateral or the books and records related to any of the Collateral; provided, however, that it may transfer the Collateral or the books and records related thereto to another location with the prior written consent of Lender and if Borrower has provided to Lender prior to such transfer an opinion addressed to Lender in form and substance and written by counsel acceptable to Lender to the effect that Lender's perfected security interest in the Collateral will not be affected by such move or if it will be affected, setting forth the steps necessary to continue Lender's perfected security interest together with the commencement of such steps by Borrower at Borrower's expense.

                7.11 CONVEYANCES. Voluntarily or involuntarily mortgage, sell, convey, pledge, grant a security interest in, execute an installment sale contract, or otherwise dispose of, further encumber or suffer the encumbrance of, whether by operation of law or otherwise, any or all of its interest in the Collateral, or any part thereof, without the prior written consent of Lender. The occurrence of any of the following events (each, a "Transfer") without Lender's prior written consent will be deemed a violation of the foregoing covenant: (i) the transfer, conveyance, contract for sale, assignment or pledge of any partnership interest in Borrower, (ii) the failure of Kenwood Restaurant, Inc. at any time to remain the sole general partner of Borrower, or
(iii) the dissolution of Borrower or any Guarantor.

                7.12 SALE AND LEASEBACK. Directly or indirectly enter into any arrangement to sell or transfer all or any part of its fixed assets then owned by it and thereupon or within one year thereafter rent or lease the assets so sold or transferred.

                7.13 POST-CLOSING MATTERS. Fail to deliver to Lender in Proper Form the documents, if any, noted as post-closing items on the Closing Memo on or before the date specified in the Closing Memo.

                7.14 LINE OF BUSINESS. Enter into any lines or areas of business substantially different from the business or activities in which Borrower is presently engaged.

                7.15 WAIVERS. Waive any right or rights of substantial value which, singly or in the aggregate, is or are material to its condition (financial or otherwise), properties or business.

                7.16 ASSIGNMENT. Assign the Restaurant Lease, or sublet any portion of the Property, without the express written consent of Lender, which consent Lender may withhold in its sole discretion.

        8.      DEFAULT.

                8.1 EVENTS OF DEFAULT BY BORROWER. The occurrence of any one or more of the following with respect to Borrower will constitute an "Event of Default" as such term is used herein:

                8.1.1 The non-payment when due, whether by acceleration or otherwise of any principal, interest, late charges on the Note or any other amount due Lender under the Loan Documents.

                8.1.2 The default in the due observance of any other covenant or agreement to be kept or performed by it under the terms of this Agreement or any of the other Loan Documents and the failure or inability of it to cure such default within 30 days of the occurrence thereof; provided that such 30 day grace period will not apply to: (i) any default which in Lender's good faith determination is incapable of cure, (ii) any default that has previously occurred, (iii) any default in any negative covenants or (iv) any failure to maintain insurance or permit inspection of the Collateral or its books and records.

                8.1.3 Any representation or warranty made by it in this Agreement, in any of the other Loan Documents or in any report, certificate, opinion, financial statement or other document furnished in connection with the Obligations is false or erroneous in any material respect or any material breach thereof has been committed.

                8.1.4 Except as provided in Sections 8.1.1, 8.1.2, and 8.1.3, the default by it in the due observance of any covenant, negative covenant or agreement to be kept or performed by it under the terms of this Agreement, the Loan Documents or any document now or in the future executed in connection with any of the Obligations and the lapse of any applicable cure period provided therein with respect to such default, or, if so defined therein, the occurrence of any Event of Default or Default (as such terms are defined therein).

                8.1.5 The occurrence of any default or Event of Default (as defined therein) under any agreement or instrument evidencing, guaranteeing, or otherwise relating to any loan or extension of credit by Lender to Hotel Mexico, Inc.

                8.1.6 The termination or cancellation for any reason of the Restaurant Lease.

                8.1.7 It or any Guarantor that is not an individual: (i) dissolves or is the subject of any dissolution, a winding up or liquidation;
(ii) makes a general assignment for the benefit of creditors; or (iii) files or has filed against it a petition in bankruptcy, for a reorganization or an arrangement, or for a receiver, trustee or similar creditors' representative for its property or assets or any part thereof, or any other proceeding under any federal or state insolvency law, and if filed against it, the same has not been dismissed or discharged within 60 days thereof.

                8.1.8 The commencement of any foreclosure proceedings, proceedings in aid of execution, attachment actions, levies against, or the filing by any taxing authority of a lien against it or against any of the Collateral, except those liens being diligently contested in good faith which in the aggregate do not exceed $25,000.

                8.1.9 A discontinuance or abandonment of the construction of the Project, or any occurrence resulting in a delay in the construction of the Project so that the same may not, in Lender's sole judgment, be completed on or before the Completion Date.

                8.1.10 The disapproval of Lender at any time of any construction work because of the failure of such work to comply with the Plans and Specifications, as approved by Lender, applicable zoning or building codes,or the contracts or subcontracts for such work or the failure of such work to be merchantable or of such quality as is normally acceptable in the construction trades and the failure of Borrower to cause the same to be corrected to the satisfaction of Lender within the earlier of: (i) thirty (30) days after written notice from Lender or (ii) the Completion Date.

                8.1.11 The failure of Borrower or any Guarantor by payment, bond or otherwise to satisfy, remove or cause the Title Company to endorse the Title Insurance Policy to affirmatively insure over, within thirty (30) days after the date of filing thereof, any lien or claim of lien filed against the Property for the performance of work, the supplying of materials or labor, the performance of services, or the payment of local, state or federal taxes.

                8.1.12 The bankruptcy or insolvency of any general contractor or subcontractor and failure of Borrower to procure a contract or subcontract in Proper Form with a new substitute contractor or subcontractor so that the Project may not, in Lender's sole judgment, be completed on or before the Completion Date.

                8.1.13 Unless in the opinion of Lender that the same is adequately insured or bonded, the entry of a final judgment for the payment of money involving more than $25,000 against it and the failure by it to discharge the same, or cause it to be discharged, within 10 days from the date of the order, decree or process under which or pursuant to which such judgment was entered, or to secure a stay of execution pending appeal of such judgment; the entry of one or more final monetary or non-monetary judgments or order which, singly or in the aggregate, does or could reasonably be expected to: (i) cause a material adverse change in the value of the Collateral or its condition (financial or otherwise), operations, properties or prospects, (ii) have a material adverse effect on its ability to perform its obligations under this Agreement or the Loan Documents, or (iii) have a material adverse effect on the rights and remedies of Lender under this Agreement, the Note or any Loan Document.

                8.1.14 Lender in its sole discretion, determines in good faith that a material adverse change has occurred in its financial condition.

                8.1.15 The modification or termination of the Lease, Franchise Agreement, or construction contract for the Project, without Lender's prior written consent.

                8.1.16 The validity or effectiveness of any Security Document or its transfer, grant, pledge, mortgage or assignment by the party executing it in favor of Lender is impaired; any party to a Security Document asserts that any Security Document is not a legal, valid and binding obligation of it enforceable in accordance with its terms; the security interest or lien purporting to be created by any of the Security Documents ceases to be or is asserted by any party to any Security Document (other than Lender) not to be a valid, perfected lien subject to no liens other than liens not prohibited by this Agreement or any Security Document; or any Security Document is amended, subordinated, terminated or discharged, or any person is released from any of its covenants or obligations except to the extent that Lender expressly consents in writing thereto.

               8.1.17  The death of any Guarantor who is an individual.

               8.1.18 A default with respect to any evidence of Indebtedness in excess of $25,000 by it (other than to Lender pursuant to this Agreement), if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to the stated maturity thereof, or if any Indebtedness of it in excess of $25,000 (other than to Lender pursuant to this Agreement) is not paid when due and payable, whether at the due date thereof or a date fixed for prepayment or otherwise (after the expiration of any applicable grace period).

               8.1.19 The revocation of any permit or license required in the operation of the Hotel Mexico Restaurant on the Property.

               8.2 LENDER'S REMEDIES IN THE EVENT OF DEFAULT. Upon the occurrence of any Event of Default, Lender, in addition to all remedies conferred upon Lender by law or equity and by the terms of the Loan Documents, may, in its sole discretion, pursue any one or more of the following remedies concurrently or successively, it being the intent hereof that none of such remedies will be to the exclusion of any other:

                8.2.1 Take possession of the Property and complete the construction and equipping of the Project and do anything in Lender's sole judgment to fulfill the obligations of Borrower hereunder, any expense incurred by Lender being deemed to be part of the Obligations of Borrower pursuant to the Loan, including the right to procure performance of existing contracts or let contracts with the same contractors or others. Without restricting the generality of the foregoing and for purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution in the premises to complete construction and equipping of the Project in the name of Borrower; to use unadvanced funds remaining under the Loan or which may be reserved or escrowed for any purpose hereunder to complete the Project; to make changes in the Plans and Specifications necessary or desirable to complete the Project; to retain or employ new general contractors, subcontractors, architects and inspectors as will be required for such purposes; to pay, settle, or compromise all existing bills and claims which may become a lien on the Property or as may be necessary or desirable for the completion of the construction of the Project or for the clearance of title; to negotiate, enter into, execute, deliver and collect rents under any lease or leases for all or any portion of the Project or the Property; to provide for and cause the completion of any tenant work tenant furnishings and/or tenant improvements for all or any portion of the Project or the Property; and to do any and every act which Borrower might do in its own behalf to prosecute and defend all actions or proceedings in connection with the Project or the Property; to take such action and require such performance as Lender deems necessary under any of the bonds which may be furnished hereunder and to make settlements and compromises with any surety or sureties thereunder, and in connection therewith, to execute instruments of release and satisfaction; it being understood and agreed that this power of attorney will be a power coupled with an interest and cannot be revoked;

          8.2.2  Withhold further disbursement of the proceeds of the Loan;

          8.2.3 Declare the entire indebtedness evidenced by the Note, including all payments for taxes, assessments, insurance premiums, liens, costs, expenses and Attorneys' Fees herein specified, without demand or notice of any kind (which are hereby expressly waived) to be due and payable at once and, in that event, such indebtedness and the Obligations will become immediately due and payable, provided, however that upon occurrence of any of the events described in Section 8.1.5, such acceleration will occur automatically and without any notice or other action on the part of Lender; and to

          8.2.4 Offset and apply to all or any part of the Loan, all money, credits and other property of any nature whatsoever of Borrower now or at any time hereafter in the possession, in transit to or from, under the control or custody of, or on deposit with Lender (whether held by Borrower individually or jointly with another party).

          8.2.5   Request the appointment of a receiver of the Collateral.
Such appointment may be made without notice, and without regard to (i) the solvency or insolvency, at the time of application for such receiver, of the person or persons, if any, liable for the payment of the Obligations; and (ii) the value of the Collateral at such time. Such receiver will have the power to take possession, control and care of the Collateral and to collect all accounts resulting therefrom. Notwithstanding the appointment of any receiver, trustee, or other custodian, Lender will be entitled to the possession and control of any cash, or other instruments at the time held by, or payable or deliverable under the terms of this Loan Agreement or any Security Documents to Lender.

          8.3 Advances to Cure Default. In the event that Borrower fails to perform any of Borrower's convenants or agreements under this Agreement, Lender may, but will not be required to, perform any or all of such covenants and agreements after ten (10) days written notice to Borrower (unless in Lender's judgment the sending of a ten (10) day notice may impair the security of the Loan Documents or the Project or the Property), and any amounts expended by Lender in so doing will constitute additional indebtedness under this Agreement and under the Mortgage and will be repaid as provided therein.

          8.4 Marketing of Project. In the event that there is an occurrence of an Event of Default, Lender will be entitled to publicize the Project for sale and to furnish rent rolls, operating statement and all other information pertaining to the Project in the possession of Lender to prospective purchasers and their lenders in anticipation of, or concurrent with, Lender's enforcement of its rights and remedies under the Loan Documents and/or acquisition of the Project by foreclosure, deed in lieu of foreclosure or otherwise and will be entitled to engage a real estate broker for such purpose. All such marketing activities and brokerage arrangements under in connection with such marketing of the Project will be the sole expense of Borrower.


9.      GENERAL COVENANTS.

        9.1 INDEMNITY. Borrower will indemnify, defend and hold harmless, Lender, its directors, officers, counsel and employees, from and against all claims, demands, liabilities, judgements, losses, damages, costs and expenses, joint or several (including all accounting fees and Attorneys' Fees reasonably incurred), that Lender or any such indemnified party may incur arising under or by reason of this Agreement or any act hereunder or with respect hereto or thereto including but not limited to any of the foregoing relating to any act, mistake or failure to act in perfecting, maintaining, protecting or realizing on any collateral or lien thereon except the willful misconduct or gross negligence of such indemnified party. Without limiting the generality of the foregoing, Borrower agrees that if, after receipt by Lender of any payment of all or any part of the Obligations, demand is made at any time upon Lender for the repayment or recovery of any amount or amounts received by it in payment or on account of the Obligations and Lender repays all or any part of such amount or amounts by reason of any judgement, decree or order of any court or administrative body, or by reason of any settlement or compromise of any such demand, this Agreement will continue in full force and effect and Borrower will be liable, and will indemnify, defend and hold harmless Lender for the amount or amounts so repaid. The provisions of this Section will be and remain effective notwithstanding any contrary action which may have been taken by Borrower in reliance upon such payment, and any such contrary action so taken will be without prejudice to Lender's rights under this Agreement and will be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this Section will survive the expiration or termination of this Agreement or the release of the Security Documents.

        9.2 CONTINUING AGREEMENT. This Agreement is and is intended to be a continuing agreement and will remain in full force and effect until the Loan is finally and irrevocably paid in full and this Agreement is terminated by a writing signed by Lender specifically terminating this Agreement.

        9.3 NO THIRD PARTY BENEFICIARIES. Nothing express or implied herein is intended or will be construed to confer upon or give any Person, other than the parties hereto, any right or remedy hereunder or by reason hereof.

        9.4 NO PARTNERSHIP OR JOINT VENTURE. Nothing contained herein or in any of the agreements or transactions contemplated hereby is intended or will be construed to create any relationship other than as expressly stated herein or therein and will not create any joint venture, partnership or other relationship.

        9.5 WAIVER. No delay or omission on the part of Lender to exercise any right or power arising from any Event of Default will impair any such right or power or be considered a waiver of any such right or power or a waiver of any such Event of Default or an acquiescence therein nor will the action or nonaction of Lender in case of such Event of Default impair any right or power arising as a result thereof or affect any subsequent default or any other default of the same or a different nature. No disbursement of the Loan hereunder will constitute a waiver of any of the conditions to Lender's obligation to make further disbursements; nor, in the event that Borrower is unable to satisfy any such condition, will any such disbursement have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default.

        9.6 NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder will be in writing and will be conclusively deemed to have been received by a party hereto and to be effective if delivered personally to such party, or sent by telex, telecopy (followed by written confirmation) or other telegraphic means, or by overnight courier service, or by certified or registered mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or to such other address as any party may give to the other in writing for such purpose:

        To Lender:      PNC Bank, Ohio, National Association
                        201 East Fifth Street
                        Cincinnati, Ohio 45202
                        Attention: Commercial Real Estate

        To Borrower:    Kenwood Restaurant Limited Partnership
                        8260 North Creek Drive, Suite 140
                        Cincinnati, Ohio 45236
                        Attention: Mr. Stephen D. King

All such communications, if personally delivered, will be conclusively deemed to have been received by a party hereto and to be effective when so delivered, or if sent by telex, telecopy or telegraphic means, on the day on which transmitted, or if sent by overnight courier service, on the day after deposit thereof with such service, or if sent by certified or registered mail, on the third business day after the day on which deposited in the mail.

        9.7 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, provided, however, that Borrower may not assign this Agreement in whole or in part without the prior written consent of Lender and Lender at any time may assign this Agreement in whole or in part.

        9.8 MODIFICATIONS. This Agreement, the Note and the Loan Documents, and the documents listed on the Closing Memo, constitute the entire agreement of the parties and supersede all prior agreements and understandings regarding the subject matter of this

Agreement, including but not limited to any proposal or commitment letters. No modification or waiver of any provision of this Agreement, the Note, any of the Loan Documents or any of the documents listed on the Closing Memo, nor consent to any departure by Borrower therefrom, will be established by conduct, custom or course of dealing; and no modification, waiver or consent will in any event be effective unless the same is in writing and specifically refers to this Agreement, and then such waiver or consent will be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case will entitle Borrower to any other or further notice or demand in the same, similar or other circumstance.

        9.9 REMEDIES CUMULATIVE. No single or partial exercise of any right or remedy by Lender will preclude any other or further exercise thereof or the exercise of any other right or remedy. All remedies hereunder and in any instrument or document evidencing, securing, guaranteeing or relating to the Loan or now or hereafter existing at law or in equity or by statute are cumulative and none of them will be exclusive of the others or any other remedy. All such rights and remedies may be exercised separately, successively, concurrently, independently or cumulatively from time to time and as often and in such order as Lender may deem appropriate.

        9.10 EXTENT OF LENDER'S REVIEW. The review and approval of the Plans and Specifications by Lender or any of its professionals will not constitute a representation or warranty as to the engineering or architectural design in the preparation of the Plans and Specifications, the quality of materials or workmanship covered by the Plans and Specifications or the Project's compliance with applicable federal, state or local laws and policies. It will be the sole responsibility of Borrower and its professionals to confirm all such matters and Borrower will not be entitled to rely on Lender or its professionals for such purpose.

        9.11 ILLEGALITY. If fulfillment of any provision hereof or any transaction related hereto or of any provision of the Note or the Loan Documents, at the time performance of such provision is due, involves transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled will be reduced to the limit of such validity; and if any clause or provisions herein contained (other than the provisions hereof pertaining to repayment of the Obligations) operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision only will be void, as though not herein contained, and the remainder of this Agreement will remain operative and in full force and effect; and if such provision pertains to repayment of the Obligations, then, at the option of Lender, all of the Obligations of Borrower to Lender will become immediately due and payable.

        9.12 GENDER, ETC. Whenever used herein, the singular number will include the plural, the plural the singular and the use of the masculine, feminine or neuter gender will include all genders.

        9.13 HEADINGS. The headings in this Agreement are for convenience only and will not limit or otherwise affect any of the terms hereof.

               9.14 TIME. Time is of the essence in the performance of this Agreement.

               9.15 GOVERNING LAW AND JURISDICTION; NO JURY TRIAL. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND BORROWER HEREBY AGREES TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN HAMILTON COUNTY, OHIO AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT BORROWER'S ADDRESS SET FORTH HEREIN FOR NOTICES AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME HAS BEEN DEPOSITED IN U.S. MAILS, POSTAGE PREPAID; PROVIDED THAT NOTHING CONTAINED HEREIN WILL PREVENT LENDER FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY OR AGAINST BORROWER INDIVIDUALLY, OR AGAINST ANY PROPERTY OF BORROWER, WITHIN ANY OTHER STATE OR NATION. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN ANY ACTION INSTITUTED HEREUNDER. BORROWER AND LENDER EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, ANY DOCUMENTS EVIDENCING ANY OF THE OBLIGATIONS, OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH AGREEMENTS.

     Executed on October 9, 1996.


                             BORROWER:

                             KENWOOD RESTAURANT LIMITED PARTNERSHIP

                             By:  Kenwood Restaurant, Inc., its General Partner



                                  By:  Stephen D. King
                                     ---------------------
                                       Stephen D. King
                                       President

                                LENDER:

                                PNC BANK, OHIO, NATIONAL ASSOCIATION



                                By:  Wendy Gaskic
                                    ---------------------

                                Print Name:  Wendy Gaskic
                                           --------------

                                Title:  Loan Officer
                                       ------------------

       CONSTRUCTION INC.                            CONCEPTUAL ESTIMATE                            (CONFIDENTIAL) PG 1 OF 3
--------------------------------------------------------------------------------------------------------------------------------
       HOTEL MEXICO                                DURATION                 GROSS BLDG AREA               MAY 18,1995
                                                   --------                 ---------------               -----------
       SYCAMORE PLAZA                        START DATE          Bsmt.   AREA*     4,015 SF               EST# E5004
       KENWOOD MALL                          COMPL DATE          1st FL  AREA*     7,729 SF                  File: HTL MEX WC2
                                                                                                          --------------------
6.00%  SALES TAX                             TOTAL MOCNS  7.5    2nd NET AREA      4,767 SF               SITE           PERIM
                                                                                  ------                  ----           -----
Y      BLDRS RISK INSUR (Y OR N)             TOTAL WEEKS                 TOTAL    16,511 SF                    ACRES   LF*
N      PERFORMANCE BOND (Y OR N OR ALT)
------------------------------------------------------------------------------------------------------------------------------------
                                                          Mat      Lab    Sub
Cs       ITEM DESCRIPTION                 QTY       U        @        @      @      MATL     LABOR     SUB     TOTAL     COST/SF
------------------------------------------------------------------------------------------------------------------------------------
2100   Site Demolition                        1   LS                       1600                      1,600    1,600      0.10
------------------------------------------------------------------------------------------------------------------------------------
2150   Selective Demolition              N
------------------------------------------------------------------------------------------------------------------------------------
2210   Site Grading                      W/2100   2000
------------------------------------------------------------------------------------------------------------------------------------
2220   Bldg Excavation & BF                   1   3100    6470     N       8188   6,858              8,188   15,046      0.91
------------------------------------------------------------------------------------------------------------------------------------
2220   domy Fdtns                             1   4200             N
------------------------------------------------------------------------------------------------------------------------------------
2220   do Basement                            1   WBA     8130     7326    8349   8,618    7,326     8,349   24,293      1.47
------------------------------------------------------------------------------------------------------------------------------------
2220   do Earth Spolis                        1   WBA                     11149                     11,149   11,149      0.68
------------------------------------------------------------------------------------------------------------------------------------
2221   S-O-G Gran Drng Crs                    1   3300    1719     N        499   1,822                499    2,321      0.14
------------------------------------------------------------------------------------------------------------------------------------
2221   do- Site Walks                         1   ORIG     522              171     553                171      724      0.04
------------------------------------------------------------------------------------------------------------------------------------
2240   Soil Stabilization                N
------------------------------------------------------------------------------------------------------------------------------------
2250   Termite Control                        1   3300                     1391                      1,391    1,391      0.08
------------------------------------------------------------------------------------------------------------------------------------
2350   Drift Caissons (Incl. Casing)          5   DAYS                     1500                      7,500    7,500      0.45
------------------------------------------------------------------------------------------------------------------------------------
2505   Foundation Drainage                    1   3100     636      576             674      576              1,250      0.08
------------------------------------------------------------------------------------------------------------------------------------
2505   do Basement                            1   WBA      636     1440             674    1,440              2,114      0.13
------------------------------------------------------------------------------------------------------------------------------------
2510   Storm Sewer                            1   LS                       1000                      1,000    1,000      0.06
------------------------------------------------------------------------------------------------------------------------------------
2520   Sanitary Sewer                         1   LS                       2500                      2,500    2,500      0.15
------------------------------------------------------------------------------------------------------------------------------------
2550   Water Serv. - Domestic                 1   LS                       1500                      1,500    1,500      0.09
------------------------------------------------------------------------------------------------------------------------------------
2560   Fire Line                              1   LS                       3000                      3,000    3,000      0.18
------------------------------------------------------------------------------------------------------------------------------------
2580   Gas Service                            1   LS                       1000                      1,000    1,000      0.06
------------------------------------------------------------------------------------------------------------------------------------
2600   Asphalt Paving (Patch)            600      SY                         18                     10,800   10,800      0.65
------------------------------------------------------------------------------------------------------------------------------------
2650   Site Concrete                     B/O      ORIG    3527             5586
------------------------------------------------------------------------------------------------------------------------------------
2700   Site Improvements                 N
------------------------------------------------------------------------------------------------------------------------------------
2710   Fencers & Gates                   N
------------------------------------------------------------------------------------------------------------------------------------
2750   Lawn Irrigation System            N
------------------------------------------------------------------------------------------------------------------------------------
2800   Landscaping                       B/O      2000
------------------------------------------------------------------------------------------------------------------------------------
3100   Bldg Conc-Foundtns                     1   3100   19471            24624  20,638             24,624   45,263      2.74
------------------------------------------------------------------------------------------------------------------------------------
3100   do Basement                            1   WB3    15492            42469  16,422             42,469   58,891      3.57
------------------------------------------------------------------------------------------------------------------------------------
3150   Caissons - Concrete                   60   CY      45.5          66.6667   2,894              4,000    6,894      0.42
------------------------------------------------------------------------------------------------------------------------------------
3150   Caissons - Reber                       4   TON      500          W/Abov    2,120                       2,120      0.13
------------------------------------------------------------------------------------------------------------------------------------
3100   Conc Ftgs a Msy Fdtns                  1   4200             N
------------------------------------------------------------------------------------------------------------------------------------
3300   Bldg Conc-Flatwork SOG                 1   3300    7973     N       6527   8,451              6,527   14,978      0.91
------------------------------------------------------------------------------------------------------------------------------------
3300   do Basement                            1   WB3     3868             3325   4,100              3,325    7,425      0.45
------------------------------------------------------------------------------------------------------------------------------------
3300   do- SOD - 2nd Floor                    1   3300    4917     5078     767   5,212    5,078       767   11,057      0.67
------------------------------------------------------------------------------------------------------------------------------------
3300   do- SOD - Roof                         1   3300    4069     3340     627   4,313    3,340       627    8,280      0.50
------------------------------------------------------------------------------------------------------------------------------------
3300   Seal Conc Floors                       1   5000
------------------------------------------------------------------------------------------------------------------------------------
3400   Precast Concrete                  N
------------------------------------------------------------------------------------------------------------------------------------
3500   Cementious Decks                  N
------------------------------------------------------------------------------------------------------------------------------------
4200   Masonry                                1   W42                     44412                     44,412   44,412      2.69
------------------------------------------------------------------------------------------------------------------------------------
5100   Structural Steel                       1   5000   73984     N      19917  78,423             19,917   98,340      5.96
------------------------------------------------------------------------------------------------------------------------------------
5100   do Basement                            1   ORIG    4802             1867   5,090              1,867    6,957      0.42
------------------------------------------------------------------------------------------------------------------------------------
5200   Steel Joists                           1   5000   12715     N       4979  13,478              4,979   18,457      1.12
------------------------------------------------------------------------------------------------------------------------------------
5200   do Basement                            1   ORIG    5107             1867   5,413              1,867    7,280      0.44
------------------------------------------------------------------------------------------------------------------------------------
5300   Metal Roof Deck                        1   5000    8972     N       2858   9,510              2,858   12,368      0.75
------------------------------------------------------------------------------------------------------------------------------------
5350   Metal Form Deck                   W/ABOV
------------------------------------------------------------------------------------------------------------------------------------
5350   do Over Basement                       1   ORIG    1995              598   2,115                598    2,713      0.16
------------------------------------------------------------------------------------------------------------------------------------
5400   Lt  Ga Metal Framing              W/6100
------------------------------------------------------------------------------------------------------------------------------------
5500   Misc Steel Fabrications           N
------------------------------------------------------------------------------------------------------------------------------------
5510   Metal Stairs & Railings               26   RIS                       150                      3,900    3,900      0.24
------------------------------------------------------------------------------------------------------------------------------------
5510   do Basement                           20   RIS                       150                      3,000    3,000      0.18
------------------------------------------------------------------------------------------------------------------------------------
5515   Roof Ladder                       N
------------------------------------------------------------------------------------------------------------------------------------
5800   Guard Rail                        N
------------------------------------------------------------------------------------------------------------------------------------
6100   R. Carpentry-Exter Walls               1   6100   27228    15810          28,862   15,810             44,672      2.71
------------------------------------------------------------------------------------------------------------------------------------
6100   do Eurred Walls                        1   6100  1630.8     1667           1,729    1,667              3,396      0.21
------------------------------------------------------------------------------------------------------------------------------------

       CONSTRUCTION INC.                            CONCEPTUAL ESTIMATE                            (CONFIDENTIAL) PG 2 OF 3
--------------------------------------------------------------------------------------------------------------------------------
       HOTEL MEXICO                                DURATION                 GROSS BLDG AREA               MAY 18,1995
       SYCAMORE PLAZA                              --------                 ---------------               -----------
       KENWOOD MALL                          START DATE          Bsmt.   AREA*     4,015 SF               EST # E5004
                                             COMPL DATE          1st FL  AREA*     7,728 SF                  File: HTL MEX WC2
                                             TOTAL MONS                                                      -----------------
                                             TOTAL WEEKS  7.5    2nd NET AREA*     4,767 SF               SITE           PERIM
6.00%  SALES TAX                                                                  ------                  ----           -----
Y      BLDRS RISK INSUR (Y OR N)                                        TOTAL*    16,511 SF                    ACRES   LF*
N      PERFORMANCE BOND (Y OR N OR ALT)
--------------------------------------------------------------------------------------------------------------------------------
                                                           Mat       Lab      Sub
 C#         ITEM DESCRIPTION           QTY        U         @         @        @        MATL    LABOR    SUB    TOTAL     COST/SF
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6100   do- Inter Partns                    1    6100    15163.2     8254              16,073   8,254            24,327       1.47
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6100   do- Roof Frmg                       1    6100     1918.8     1676               2,034   1,676             3,710       0.22
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6200   FRP Panel/ Kitchen               3000  SF            1.5     0.75               4,770   2,250             7,020       0.43
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6190   Wood Trusses                        1    6100
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6200   Finish Carpentry                    1    6400
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6200   PLAM Wdw Stools                     1    6400       1297      459               1,375     459             1,834       0.11
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 6400   Prefab Cabinets + Shlvg             1    6400       1674      374               1,774     374             2,148       0.13
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7100   Waterproofing                 N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7150   Dampproofing                        1    7000                          1250                     1,250     1,250       0.08
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7150   do Basement                         1  OMG                             6264                     6,264     6,244       0.30
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7210   Insulation - Batt                   1    7000                          8100                     8,100     8,100       0.40
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7220   Sound - Batt                        1    7000                           628                       628       628       0.04
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7240   EIFS/ Dryvtt                        1    7000                         39537                    39,537    39,537       2.39
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7250   Perim + U/slab Insul                1    7000        684      306                 725     306             1,031       0.06
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7300   Roof Shingles + Sht Met             1    7000
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7400   Preform Roof + Siding         W/Belo
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7600   Singl Ply Roof, SM+Acc              1    7000                         65700                    65,700    65,700       3.96
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7630   Gutters & DS                  W/Abov
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7800   Roof Accessories              N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7810   Skylights                     N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7830   Roof Hatches                  N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 7900   Sealants + Caulking                 1    7000         19       43                  20      43                63       0.00
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8100   H.M.Doors + Frames                  1    8000        893      238                 947     236             1,185       0.07
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8200   Wood Doors                          1    8000        477      216                 506     216               722       0.04
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8300   Special Doors/Entry Doors     B/RAM    EA           1600      288
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8360   Overhead Doors                N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8400   Entrances + Storefronts       B/RAM      8000                           900
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8500   Metal / Alum Windows          N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8600   Wood Windows                  N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8700   Finish Hardware                     1    8000       2134      622               2,262     622             2,884       0.17
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8710   ADA Requirements              W/ABOV
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 8800   Glass & Glazing                     1    8000                         57307                    57,307    57,307       3.47
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9250   Drywall                             1    9000                         26950                    26,950    26,950       1.63
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9260   Metal Studs - Exter Walls     W/6100     6100      27228    15810
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9280   do- Inter Partns              W/6100     6100    15163.2     8254
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9300   Tile- Ceramic, Quarry               1    9000                         40616                    40,616    40,616       2.46
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9300   Marble & Slate Tile           N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9600   Acoustical Ceilings                 1    9000                          6306                     6,306     6,306       0.38
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9650   Vinyl Tile                    W/9680     9000
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9660   Vinyl Base                          1    9000                          1171                     1,171     1,171       0.07
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9660   Resil Sheet Flooring          N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9680   Carpet                              1    9000                         14103                    14,103    14,103      0.85
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9700   Special Flooring              N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9800   Special Coatings              N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
 9900   Painting                            1    9000                         16804                    16,804    16,804       1.02
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10160   Toilet Partitions                   1   10000                          2400                     2,400     2,400       0.15
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10200   Louvers + Vents               N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10350   Flagpoles                     N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10390   Fire Exting + Cabinets              1   10000        657                          696                       696       0.04
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10400   Signage - Interior            N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10420   Signage - Exterior            N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10500   Lockers                       N
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------
10600   Toilet Room Access                  1   10000       1172      298               1,242     298             1,540       0.09
------ ---------------------------- --------- -------- --------- ---------- -------- --------- ------- ------- -------- ------------

       CONSTRUCTION INC.                            CONCEPTUAL ESTIMATE                            (CONFIDENTIAL) PG 3 OF 3
--------------------------------------------------------------------------------------------------------------------------------
       HOTEL MEXICO                                DURATION                 GROSS BLDG AREA               MAY 18,1995
                                                   --------                 ---------------               -----------
       SYCAMORE PLAZA                        START DATE          Bsmt.   AREA*     4,015 SF               EST# E5004
       KENWOOD MALL                          COMPL DATE          1st FL  AREA*     7,728 SF                  File: HTL MEX WC2
                                                                                                          --------------------
6.00%  SALES TAX                             TOTAL MONS   7.5    2nd NET AREA      4,767 SF               SITE           PERIM
                                                                                  ------                  ----           -----
Y      BLDRS RISK INSUR (Y OR N)             TOTAL WEEKS                 TOTAL    16,511 SF                    ACRES   LF*
N      PERFORMANCE BOND (Y OR N OR ALT)
------------------------------------------------------------------------------------------------------------------------------------
                                                        Mat      Lab      Sub
Cs     ITEM DESCRIPTION                  QTY      U      @        @        @        MATL    LABOR     SUB       TOTAL    COST/SF
------------------------------------------------------------------------------------------------------------------------------------
11000  Equipment                         N
------------------------------------------------------------------------------------------------------------------------------------
11050  Install Owner Furn Equip          N
------------------------------------------------------------------------------------------------------------------------------------
11630  Laundry Equip                     N
------------------------------------------------------------------------------------------------------------------------------------
11900  Appliances                        N
------------------------------------------------------------------------------------------------------------------------------------
12000  Furnishings                       N
------------------------------------------------------------------------------------------------------------------------------------
12500  Window Treatment                  N
------------------------------------------------------------------------------------------------------------------------------------
12570  Rugs + Mats                       N
------------------------------------------------------------------------------------------------------------------------------------
14000  Conveying Systems                 N
------------------------------------------------------------------------------------------------------------------------------------
15400  Plumbing                            1.6    15400                     25500                     40,800        40,800     2.47
------------------------------------------------------------------------------------------------------------------------------------
15450  Limited Sprinkler Sys             N
------------------------------------------------------------------------------------------------------------------------------------
15500  Fire Sprinkler System               16511  SF                       1.6625                     27,450        27,450     1.66
------------------------------------------------------------------------------------------------------------------------------------
15600  Gas Piping (House)                W/BELO
------------------------------------------------------------------------------------------------------------------------------------
15800  H.V.A.C.                                1  15800                    156580                    156,580       156,580     9.48
------------------------------------------------------------------------------------------------------------------------------------
15050  Electrical Service                W/BELO
------------------------------------------------------------------------------------------------------------------------------------
16100  Electrical Work                         1  16000                    102648                    102,648       102,648     6.22
------------------------------------------------------------------------------------------------------------------------------------
16100  do Basement                             1  CRIG                       5672                      5,672         5,672     0.34
------------------------------------------------------------------------------------------------------------------------------------
16720  Fire Alarm System                 W/16100
------------------------------------------------------------------------------------------------------------------------------------
16730  Detection System                  N
------------------------------------------------------------------------------------------------------------------------------------
16750  Telephone System                  N
------------------------------------------------------------------------------------------------------------------------------------
16770  PA System                         N
------------------------------------------------------------------------------------------------------------------------------------
16780  Television System                 N
------------------------------------------------------------------------------------------------------------------------------------
16790  Telecomm Sys                      N
------------------------------------------------------------------------------------------------------------------------------------

                                           SUB-TOTAL SITE & BLDG. ESTIM. COST=     260,394  49,973  884,670      1,155,037    69.96
                                                                                                      PROOF=     1,155,037    69.96
 1000                                                                                       GELN COND               57,021     3.45
------------------------------------------------------------------------------------------------------------------------------------
 1000                                             A/E              +CIVIL                    A/E FEES       B/O
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  1,212,058 TOTAL ESTIMATED COST 1,212,058     73.41
                                                                                                      OH+P         108,000      6.54
                                                            228 CALANDAR DAYS     1,320,058        SUB-TOTAL     1,328,058     79.95
 1000                                                                             Insurance & Bond BLDRS RISK=  BY OWNER
------------------------------------------------------------------------------------------------------------------------------------
 1000                                                                                              PERF BOND=   NONE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          TOTAL BID=            $1,320,058     79.95
                                                                                             BID TENDERED=       1,320,058     79.95
 C:      R.WADE
------------------------------------------------------------------------------------------------------------------------------------
         M. RUPE/ CONTRACT FILE & COST SU
         LASCHAELS                                                                            ALT BID/ + PERF BOND   NA
06/19/95 MARVIN SPRADLING, RAM fx
------------------------------------------------------------------------------------------------------------------------------------
06/19/95 STEVE KING, HOTEL MEXICO
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Previous Estimates Comparison
                                                                             02/07/96    2-Story (No Basement)    $982,978
                                                                             03/13/95    Revised Basement   174,000
                                                                                                Previous Total  $1,156,978
                                                                            Difference this Estimate      Add   $  163,080
                                                                                                    ------

                                                                                                 APPROVED BY:
                                                                                                             ---------------------

                                                                                                        DATE:
                                                                                                             ---------------------
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